UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021

Enovix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39753	85-3174357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W. Warren Avenue Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 695-2350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ENVX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ENVXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 7, 2021, Enovix Corporation (the “Company”) issued (i) a press release announcing that certain of its executive officers will present the attached presentations regarding an update on the Company’s Electric Vehicle program at the 21st Annual Advanced Automotive Battery Conference, being held December 7-9, 2021 in San Diego, California and (ii) a blog post regarding the Company’s Electric Vehicle program. The above referenced press release will be available on the investor relations section of the Company’s website (https://ir.enovix.com/) and the above referenced blog post will be available at https://enovix.medium.com/.

Copies of the above referenced press release, presentations and blog post are furnished as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, to this Current Report on Form 8-K. This information, including the information contained in the press release, presentations and blog post furnished as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 7, 2021

99.2	Presentation, dated December 7, 2021: “Enovix Overview”

99.3	Presentation, dated December 7, 2021: “Enovix: From Mobile Electronics to EVs”

99.4	Blog Post, dated December 7, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2021	Enovix Corporation

	By:	/s/ Steffen Pietzke
Steffen Pietzke
Chief Financial Officer